UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

August 29, 2017

(Date of Report)

August 24, 2017

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

International Trade Center Service Provider Agreements

AmericaTowne, Inc., a Delaware corporation (the “Company”) has entered into a series of International Trade Center Service Provider Agreements and United States Trade Center Service Provider Agreements (the “Trade Center Agreements”, or singularly, the “Trade Center Agreement”). As disclosed in prior filings, the general purpose behind the Trade Center Agreements is for the specific “Service Provider,” defined under the Trade Center Agreement, to support the operations of the Company’s programs in a specific geographical area. As a Service Provider, the party represents to the Company that the individual or his related entity has distinct experience working with individuals and businesses who may be candidates for the Company’s operations and business, including but not limited to, experience assisting businesses and entrepreneurs who may be candidates for occupancy and participation in an AmericaTowne community, or facilitating the acquisition of goods and performing services to the Company, securing funding (credit lines, loans and loan guarantees), insurance, supplier and export contracts and other related services that could assist candidates in conducting business with the Company. These services are referred to in similar and previously disclosed agreements as “Support Services.”

In consideration for the Service Provider entering into the Trade Center Agreement, the parties agree to form a joint venture limited liability company (or similarly structured entity upon consent of the parties) in which the Service Provider would be issued a specific percentage of equity and would deploy its resources in furtherance of an AmericaTowne community in a given geographical area. Each party has agreed to a mutual compensation schedule, which is incorporated into the Trade Center Agreements resulting in a fully integrated and materially definitive agreement. The reader is directed to the exhibits for the full copy of the Trade Center Agreements executed by the Company.

United States Trade Center Service Provider Agreement (Odunukwe)

On August 17, 2017, the Company entered into a Trade Center Agreement with Jay Udoka Odunukwe for operations in at a location to be determined and approved by the Company (the “Odunukwe agreement”). Prior to execution, Odunukwe was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Odunukwe Agreement, the Odunukwe Agreement terminates on December 31, 2021. The Company retains the option to extend the Odunukwe Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Odunukwe, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Odunukwe a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before December 20, 2017. Starting March 31, 2017, provided Odunukwe has met the agreed upon production schedule, the Company will pay Odunukwe a $1,800 monthly stipend. The Company has also issued a stock option to Odunukwe to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Don-Mello Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Odunukwe has agreed to pay the Company a nonrefundable service fee of $38,500 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Odunukwe. The Service Fee is to be paid as follows: $1,500 upon execution of the Odunukwe Agreement, and monthly payments of $500 a month for sixty months, with the sixty-first payment being $7,000. The first monthly payment due on October 30, 2017.

United States Trade Center Service Provider Agreement (Chike Odunukwe)

On August 17, 2017, the Company entered into a Trade Center Agreement with Chike Odunukwe for operations in an area to be approved by the Company (the “Chike Odunukwe Agreement”). Prior to execution, Chike Odunukwe was not an affiliate or beneficial shareholder of the Company, or a vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Chike Odunukwe Agreement, the Chike Odunukwe Agreement terminates on December 31, 2021. The Company retains the option to extend the Chike Odunukwe Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Chike Odunukwe, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Chike Odunukwe a stock award of 25,000 shares of the Company’s restricted stock to be issued one year after the Chike Odunukwe Agreement is in effect. Starting at the end of October 2017, provided Chike Odunukwe has met the agreed upon production schedule, the Company will pay Chike Odunukwe a $1,800 monthly stipend. The Company has also issued a stock option to Chike Odunukwe to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Chike Odunukwe Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Chike Odunukwe has agreed to pay the Company a nonrefundable service fee of $40,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Doré/Konate. The Service Fee is to be paid as follows: $1,500 upon execution of the Chike Odunukwe Agreement, $ monthly payments of $500 a month for sixty months with the first monthly payment due on October 30, 2017, and a final payment of $8,500 on the sixty-first month.

United States Trade Center Service Provider (Daphne Cummings-Branche)

On August 21, 2017, the Company entered into a Trade Center Agreement with Daphne Cummings-Branche (“Branche”) for operations in Dallas, Texas (the “Branche Agreement”). Prior to execution, neither Branche nor any of its controlling or beneficial shareholders were affiliates or beneficial shareholders of the Company, or vendors or creditors to the Company. Unless terminated early pursuant to Section 1 of the Branche Agreement, the Branche Agreement terminates on December 31, 2021. The Company retains the option to extend the Branche Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Branche, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Branche a stock award of 25,000 shares of the Company’s restricted stock to be issued on or after the one year anniversary of the execution of the Branche Agreement. Starting at the end of November 2017, provided Branche has met the agreed upon production schedule, the Company will pay Branche a monthly stipend in an amount to be determined. The Company has also issued a stock option to Branche to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Branche Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Branche has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Branche. The Service Fee is to be paid as follows: $2,000 upon execution of the Branche Agreement and monthly payments of $500 a month for sixty months with the first monthly payment due on October 30, 2017. After the sixty monthly payments, Branche will make two monthly payments on the sixty-first and sixty-second month of $11,500.

International Trade Center Service Provider Agreement (Okezie U Onyemelukwewith)

On August 19, 2017, the Company entered into a Trade Center Agreement with Okezie U Onyemelukwewith (“Onyemelukwewith”) for operations of a trade center in Enugu, Nigeria (the “Onyemelukwewith Agreement”). Prior to execution, Onyemelukwewith was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Onyemelukwewith Agreement, the Onyemelukwewith Agreement terminates on December 31, 2021. The Company retains the option to extend the Onyemelukwewith Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Onyemelukwewith, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Onyemelukwewith a stock award of 25,000 shares of the Company’s restricted stock to be issued on or after the one year anniversary of the execution of the Onyemelukwewith Agreement. Starting at the end of November 2017, provided Onyemelukwewith has met the agreed upon production schedule, the Company will pay Onyemelukwewith a monthly stipend in an amount to be determined. The Company has also issued a stock option to Onyemelukwewith to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Onyemelukwewith Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Onyemelukwewith has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Onyemelukwewith. The Service Fee is to be paid as follows: $1,500 upon execution of the Onyemelukwewith Agreement and monthly payments of $500 a month for sixty months with the first monthly payment due on November 15, 2017. After the sixty monthly payments, Onyemelukwewith will make two monthly payments on the sixty-first and sixty-second month of $11,750.

International Trade Center Service Provider Agreement (Kelvin Mundati Gatabaki)

On August 19, 2017, the Company entered into a Trade Center Agreement with Kelvin Mundati Gatabaki (“Gatabaki”) for operations of a trade center in Nakuru, Kenya (the “Gatabaki Agreement”). Prior to execution, Gatabaki was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Gatabaki Agreement, the Gatabaki Agreement terminates on December 31, 2021. The Company retains the option to extend the Gatabaki Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Gatabaki, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Gatabaki a stock award of 25,000 shares of the Company’s restricted stock to be issued on or after the one year anniversary of the execution of the Gatabaki Agreement. Starting at the end of November 2017, provided Gatabaki has met the agreed upon production schedule, the Company will pay Gatabaki a monthly stipend in an amount to be determined. The Company has also issued a stock option to Gatabaki to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Gatabaki Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Gatabaki has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Gatabaki. The Service Fee is to be paid as follows: $1,700 upon execution of the Gatabaki Agreement and monthly payments of $500 a month for sixty months with the first monthly payment due on November 15, 2017. After the sixty monthly payments, Gatabaki will make two monthly payments on the sixty-first and sixty-second month of $11,650.

United States Trade Center Service Provider Agreement (Justus Ongige)

On August 9, 2017, the Company entered into a Trade Center Agreement with Justus Ongige (“Ongige”) for operations of a trade center in Essex County, New Jersey (the “Ongige Agreement”). Prior to execution, Ongige was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Ongige Agreement, the Ongige Agreement terminates on December 31, 2021. The Company retains the option to extend the Ongige Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Ongige, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Ongige a stock award of 25,000 shares of the Company’s restricted stock to be issued on or after the one year anniversary of the execution of the Ongige Agreement. Starting at the end of the second month of the Ongige Agreement, provided Ongige has met the agreed upon production schedule, the Company will pay Ongige a monthly stipend of $1,800 at the Company’s sole discretion. The Company has also issued a stock option to Ongige to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Ongige Agreement is in effect for up to five year to be exercised by or before December 31st of the given year. Finally, if the location becomes an EB-5 investment location, as defined in the Ongige Agreement, a onetime $10,000 payment will be made by the Company to Ongige within one year of the formation of the joint LLC.

Ongige has agreed to pay the Company a non-refundable service fee of $35,000 (the “Service Fee”).  The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Ongige.  The Service Fee is to be paid as follows:  $3,000 upon execution of the Ongige Agreement and monthly payments of $500 a month for sixty-four months with the first monthly payment due on September 30, 2017.

International Trade Center Service Provider Agreement (Kenneth Uchenna Ubochi)

On August 23, 2017, the Company entered into a Trade Center Agreement with Kenneth Uchenna Ubochi (“Ubochi”) for operations of a trade center in River State, Nigeria (the “Ubochi Agreement”). Prior to execution, Ubochi was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Ubochi Agreement, the Ubochi Agreement terminates on December 31, 2021. The Company retains the option to extend the Ubochi Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Ubochi, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Ubochi a stock award of 25,000 shares of the Company’s restricted stock to be issued on or after the one year anniversary of the execution of the Ubochi Agreement. Starting at the end of the third month of the Ubochi Agreement, provided Ubochi has met the agreed upon production schedule, the Company will pay Ubochi a monthly stipend in an amount to be determined. The Company has also issued a stock option to Ubochi to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Ubochi Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Ubochi has agreed to pay the Company a nonrefundable service fee of $55,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Ubochi. The Service Fee is to be paid as follows: $2,500 upon execution of the Ubochi Agreement and monthly payments of $500 a month for sixty months with the first monthly payment due on October 30, 2017. After the sixty monthly payments, Ubochi will make two monthly payments on the sixty-first and sixty-second month of $11,250.

Exporter Services Agreement

Under the Exporter Services Agreements, the Company represents to the customer that it is in the process of preparing the AmericaTowne Platform. This platform will consist of exhibition, showroom and display facilities, support office(s) and staff located in the United States and China, and the platform will provide a buyer’s network, and online websites either directly owned by AmericaTowne or in a partnership with third-parties in order to support the exhibition center, showroom and network to market imported goods and services to consumers in China. The AmericaTowne Platform will provide the customer with access to and participation in a program whereby the Company will exercise its experience, expertise and training in assessing the customer’s market acceptance and demand of the customer’s products or services in China (and perhaps other locales depending on the Company’s findings). In short, the Company is focused on increasing USA exports to China and elsewhere.

On December 20, 2016, the Company executed an Exporter Services Agreement with Precious Medical Equipment, LLC, a North Carolina limited liability company (“Precious Medical”). The Company intends on providing Precious Medical with market analysis and support, and specialty products for use by oil producers who are currently customers of Precious Medical in China and through the AmericaTowne Platform. The term of the Precious Medical Agreement is fifteen years (absent extension or termination). Precious Medical has one-year from the effective date of the Exporter Services Agreement to participate in the Company’s Sample and Test Market Program.

Precious Medical has agreed to pay the Company a nonrefundable service fee of $55,000.00 USD on the Effective Date (the “Service Fee”). The Service Fee is recognized when deliverables are provided. The Service Fee is paid for deliverables including a market analysis, review of proposed goods and services, expectations for supply and demand in the market, how to conduct import/export business in China, information on potential or available financing options, acquisition and funding of the supplied materials. The Parties have agreed that the Service Fee will be paid as follows: (a) Precious Medical will pay $2,500 upon the execution of the Exporter Services Agreement, (b) montly payments of $500 will be made for sixty consecutive months, starting on October 30, 2017. On the sixty first and sixty second months, Precious Medical will make payments of $11,250 to the Company.

Precious Medical has also agreed to pay the Company a “Transaction Fee” for each transaction between Precious Medical and any end buyer arranged through or facilitated by the Company in the amount of 8% (the “Transaction Fee”). The Transaction Fee shall include the services provided by the Company in its Platform, Sample and Test Market Program, and if applicable, Accepted Market Program. The Transaction Fee shall be recognized as revenue after the transactions is completed. The Transaction Fee shall be first deducted by the Company from the amount the end-buyer owes Precious Medical, plus other fees, if any, unless otherwise prohibited under any applicable restriction associated with health care fees being paid in violation of any applicable laws. There are no related-party disclosures under the Exporter Services Agreement, and the control persons of Precious Medical are not shareholders in the Company.

Fully executed copies of the Trade Center Agreements and Exporter Service Agreements identified herein were received by the company between August 24, 2017 and August 28, 2017. The Company did not consider them a reportable event until fully executed copies of the Agreements were received.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	United States Trade Center Service Provider Agreement (Odunukwe)
10.2	United States Trade Center Service Provider Agreement (Chike Odunukwe)
10.3	United States Trade Center Service Provider Agreement (Daphne Cummings-Branche)
10.4	International Trade Center Service Provider Agreement (Okezie U Onyemelukwewith)
10.5	International Trade Center Service Provider Agreement (Kelvin Mundati Gatabaki)
10.6	United States Trade Center Service Provider Agreement (Justus Ongige)
10.7	International Trade Center Service Provider Agreement (Kenneth Uchenna Ubochi)
10.8	Exporter Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: August 29, 2017

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